Exhibit 10.3

July 18, 2014

The Greenbrier Companies, Inc.

One Centerpointe Drive, Suite 200

Lake Oswego, OR 97035

Re:	Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of June 30, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among The Greenbrier Companies, Inc., an Oregon corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

Ladies and Gentlemen:

Reference is made to the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

Consent

The Borrower has advised the Administrative Agent and the Lenders that it intends to form a joint venture with Watco Companies, L.L.C. the purpose of which is to conduct a railcar repair, refurbishment and maintenance business. The joint venture consists of GBW Railcar Services Holdings, L.L.C., a Delaware limited liability company (“Holdings”), which is the parent company of various subsidiaries (Holdings and its subsidiaries are referred to herein collectively as the “Joint Venture”). Such transaction is more fully-described in that certain press release issued by the Borrower on June 4, 2014.

In connection therewith, the Borrower (directly or indirectly through its Subsidiaries) intends to (A) make an initial cash capital contribution to the Joint Venture of $15 million, (B) provide loans to the Joint Venture, (C) sell, assign, transfer, contribute or otherwise dispose of certain existing assets to the Joint Venture relating to the Borrower’s and its Subsidiaries’ railcar repair, refurbishment and maintenance business as existing and as conducted as of the date hereof (the “Existing Business”), which are used in the Existing Business as of the date hereof (including (i) customer lists, goodwill and other intangible assets, (ii) existing railcar repair business inventory (including work-in-process) the book value of which is estimated to be approximately $18 million which will be sold to the Joint Venture and is expected to be paid for by the Joint Venture within approximately 90 days after the closing of the JV Transactions (defined below), (iii) certain contracts, permits and agreements currently used by the Borrower or one or more of its Subsidiaries in the Existing Business and (iv) certain property leased by Borrower or one or more of its Subsidiaries and used in the Existing Business) or Equity Interests in Greenbrier Rail Services Canada Inc., Brandon Railroad LLC or other Subsidiaries, who at the time of transfer only have assets or operations relating to the Existing Business (which sale, assignment, transfer, contribution or disposition may be in conjunction with a restructuring which may include transferring such assets to one or more newly-formed Subsidiaries of Borrower prior to the closing of the JV Transactions), (D) lease or license to the Joint Venture other existing real estate and existing personal property used in the Existing Business having a net book value estimated to be approximately $24 million, which leased or licensed real estate and/or personal property may be sold, assigned, transferred, contributed or otherwise disposed of at a future date and may also be located at facilities of the lessee, licensee or transferee thereof and (E) provide services and seconded employees to the Joint Venture (collectively, the foregoing, including the future dispositions contemplated in clause (D) above, are referred to as the “JV Transactions”).

Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, the Required Lenders hereby consent to the JV Transactions, and agree that:

(1) the JV Transactions shall be additional exceptions to Section 6.05 of the Credit Agreement and the negative covenants (which for this purpose shall not include financial covenants)

currently contained in the Loan Documents and shall not be counted towards or included in any of the existing baskets set forth therein; provided that the amount of cash Investments (including loans and capital contributions) in the Joint Venture permitted under such additional exceptions shall not exceed $45 million outstanding at any time (which, for the avoidance of doubt, shall be net of the repayment of loans or distributions from the Joint Venture);

(2) (i) the Administrative Agent’s liens on the properties and assets transferred to the Joint Venture pursuant to the JV Transactions (but not the proceeds thereof) shall be automatically released upon transfer of title to the Joint Venture and (ii) upon the leasing by the Borrower or its Subsidiaries to the Joint Venture of equipment owned as of the date hereof (as described in subclause (D) of the immediately preceding paragraph) pursuant to the JV Transactions, the Administrative Agent’s liens on such equipment (but not the proceeds thereof) shall be automatically released, and, in each case described in the foregoing subclauses (i) and (ii), the Administrative Agent is authorized to provide (at the Borrower’s expense) any releases reasonably requested by the Joint Venture to evidence such release; provided that at such time, if any, that such equipment described in the foregoing subclause (ii) ceases to be leased to the Joint Venture (other than as a result of the transfer of title to such equipment to the Joint Venture) and is owned by a Loan Party, such Loan Party shall cause such equipment to be pledged as Collateral to secure the Obligations;

(3) the Administrative Agent shall have the power and authority to consent to, on behalf of the Lenders, any structural changes to such formation of the Joint Venture as necessary to close the JV Transactions under the terms of this letter agreement, including the execution and delivery of applicable subordination and non-disturbance agreements; and

(4) the Loan Parties shall pledge their Equity Interests in the Joint Venture to the Administrative Agent to secure the Obligations.

Amendments

In addition, the parties hereto agree that:

(a) the definition of “Consolidated Net Income” in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

“Consolidated Net Income” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the net income of the Borrower and its Subsidiaries (excluding extraordinary items) for that period; provided, however, that, without duplication, Consolidated Net Income shall be calculated without giving effect to (a) the cumulative effect of a change in accounting principles, (b) any write-off of deferred financing costs incurred as a result of the refinancing of Indebtedness, (c) purchase accounting adjustments required or permitted by GAAP, (d) any non-cash net after-tax income or loss from operating results of discontinued operations as determined by GAAP, and any after-tax gains or losses from sales of discontinued operations, (e) any non-cash impairment, charges or asset write-downs or write-offs (other than write-downs or write-offs of current assets), and (f) the net income (or loss) for such period of any Person that is not a Subsidiary; provided that Consolidated Net Income of the Borrower and its Subsidiaries shall be increased by the amount of dividends, distributions and other payments based on equity ownership that are actually paid in cash to the Borrower or a Subsidiary in respect of such period, in each case pursuant to GAAP.

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(b) the definition of “Stockholders’ Equity” in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

“Stockholders’ Equity” means, as of any date of determination, consolidated stockholders’ equity of the Borrower and its Subsidiaries (as reported as “Total equity – Greenbrier” on the consolidated balance sheet of the Borrower, which shall not include equity attributable to non-controlling interests) as of that date determined in accordance with GAAP but excluding any non-cash impact of (i) goodwill impairment charges, (ii) increases (or decreases) from accumulated other comprehensive income (or loss) and (iii) the issuance of any equity or equity-linked securities.

(c) The second sentence in Section 1.03(c) of the Credit Agreement is hereby amended and restated to read as follows:

All references herein to consolidated financial statements of the Borrower and its Subsidiaries shall be deemed to include each variable interest entity (other than any such entity that is an SPE) that the Borrower is required to consolidate pursuant to FASB Interpretation No. 46 – Consolidation of Variable Interest Entities: an interpretation of ARB No. 51 (January 2003) as if such variable interest entity were a Subsidiary as defined herein.

(d) existing Section 7.06(f) of the Credit Agreement is re-lettered to be Section 7.06(g); the “and” at the end of Section 7.06(e) of the Credit Agreement is deleted; and the following new Section 7.06(f) is added to the Credit Agreement to read as follows:

(f) to the extent constituting Restricted Payments, upon the vesting of Equity Interests pursuant to the terms of any agreement with employees, consultants or directors or pursuant to the terms of the Borrower’s equity compensation plans or agreements, the Borrower may (i) repurchase a portion of such Equity Interests (through any “net” settling of any Equity Interest or through a tax withholding feature of any Equity Interest) to the extent such repurchased Equity Interests represent the exercise price of options or warrants or the amount of withholding taxes due upon such exercise or vesting and (ii) make tax withholding payments on behalf of such employees, consultants or directors in connection therewith; and

(e) the annual limitation on capital expenditures set forth in Section 7.12 of the Credit Agreement for fiscal year 2014 is hereby increased from $50 million to $70 million.

Representations of Loan Parties

Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that:

1. The representations and warranties of (i) the Borrower contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

2. After giving effect to this letter agreement, no Default has occurred and is continuing.

Miscellaneous

This letter agreement is a Loan Document. All references in the Credit Agreement and the other Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby.

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Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

This letter agreement shall become effective upon the execution hereof by the Loan Parties, the Required Lenders and the Administrative Agent.

This letter agreement shall be governed by the laws of the State of New York.

This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or .pdf shall be effective as an original.

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This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Sincerely,

BANK OF AMERICA, N.A., as Administrative Agent

By	/s/ Joan Mok
Name:	Joan Mok
Title:	Vice President

Fourth Amendment

The Greenbrier Companies, Inc.

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

BORROWER:	THE GREENBRIER COMPANIES, INC.,
an Oregon corporation

	By:	/s/ Lorie L. Leeson
	Name:	Lorie L. Leeson
	Title:	Senior Vice President, Corporate Finance
and Treasurer

SUBSIDIARY
GUARANTORS:	GUNDERSON LLC,
an Oregon limited liability company

	By:	/s/ Lorie L. Leeson
	Name:	Lorie L. Leeson
	Title:	Senior Vice President and Treasurer

GREENBRIER LEASING COMPANY, LLC, an Oregon limited liability company

	By:	/s/ Lorie L. Leeson
	Name:	Lorie L. Leeson
	Title:	Senior Vice President and Treasurer

GREENBRIER RAILCAR LLC, an Oregon limited liability company

	By:	/s/ Lorie L. Leeson
	Name:	Lorie L. Leeson
	Title:	Senior Vice President and Treasurer

GUNDERSON RAIL SERVICES LLC, an Oregon limited liability company

	By:	/s/ Lorie L. Leeson
	Name:	Lorie L. Leeson
	Title:	Senior Vice President and Treasurer

GUNDERSON MARINE LLC, an Oregon limited liability company

	By:	/s/ Lorie L. Leeson
	Name:	Lorie L. Leeson
	Title:	Senior Vice President and Treasurer

Fourth Amendment

The Greenbrier Companies, Inc.

GREENBRIER-CONCARRIL, LLC,
a Delaware limited liability company

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Senior Vice President and Treasurer

GREENBRIER LEASING LIMITED PARTNER, LLC, a Delaware limited liability company

By: Greenbrier Leasing Company LLC
Its: Sole Member

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Senior Vice President and Treasurer

GREENBRIER MANAGEMENT SERVICES, LLC, a Delaware limited liability company

By: Greenbrier Leasing Company LLC
Its: Sole Member

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Senior Vice President and Treasurer

BRANDON RAILROAD LLC, an Oregon limited liability company

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Senior Vice President and Treasurer

MERIDIAN RAIL HOLDINGS CORP., an Oregon corporation

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Senior Vice President and Treasurer

MERIDIAN RAIL ACQUISITION CORP., an Oregon corporation

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Senior Vice President and Treasurer

Fourth Amendment

The Greenbrier Companies, Inc.

MERIDIAN RAIL MEXICO CITY CORP.
an Oregon corporation

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Senior Vice President and Treasurer

GREENBRIER LEASING, L.P., a Delaware limited partnership

By: Greenbrier Management Services, LLC
Its: General Partner

By: Greenbrier Leasing Company LLC
Its: Sole Member

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Senior Vice President and Treasurer

GUNDERSON SPECIALTY PRODUCTS, LLC, a Delaware limited liability company

By: Gunderson LLC
Sole Member

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Senior Vice President and Treasurer

GREENBRIER RAILCAR LEASING, INC. a Washington corporation

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Senior Vice President and Treasurer

AUTOSTACK COMPANY LLC, an Oregon corporation

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Senior Vice President and Treasurer

Fourth Amendment

The Greenbrier Companies, Inc.

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

LENDERS:	BANK OF AMERICA, N.A., as a Lender and as L/C Issuer and Swing Line Lender

	By	/s/ Chris Swindell
	Name:	Chris Swindell
	Title:	SVP

UNION BANK, N.A., as a Lender

	By	/s/ Stephen Sloan
	Name:	Stephen Sloan
	Title:	Vice President

FIFTH THIRD BANK, as a Lender

	By	/s/ Mark G. Gerlach
	Name:	Mark G. Gerlach
	Title:	Vice President

UMPQUA BANK, as a Lender

By
Name:
Title:

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

	By	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

BANK OF THE WEST, as a Lender

	By	/s/ Brett German
	Name:	Brett German
	Title:	Vice President

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH, as a Lender

By
Name:
Title:

Fourth Amendment

The Greenbrier Companies, Inc.

COLUMBIA BANK, as a Lender

By	/s/ Kevin N. Meabon
Name:	Kevin N. Meabon
Title:	Senior Vice President

THE PRIVATEBANK, as a Lender

By	/s/ Zach Leonard
Name:	Zach Leonard
Title:	Associate Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Rachelle Goude
Name:	Rachelle Goude
Title:	Vice President/Loan Team Manager

Fourth Amendment

The Greenbrier Companies, Inc.